AMENDMENT TO FINANCIAL ADVISORY AGREEMENT

      THIS AMENDMENT TO FINANCIAL ADVISORY AGREEMENT (this "Amendment"), dated as of the 2nd day of February, 2005 by and among Orin Hirschman, an individual with a mailing address at 6006 Berkeley Ave., Baltimore, MD 21209 ("Hirschman"), and GraphOn Corporation, a Delaware corporation, and any of its direct or indirect affiliates ("GraphOn").

                        W I T N E S S E T H:

      WHEREAS, Hirschman and GraphOn entered into a letter agreement (the "Agreement") dated as of January 29, 2004;

      WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement;

      WHEREAS, the Agreement provides for a term therefor expiring on the third anniversary of the date thereof;

      WHEREAS, contemporaneously herewith, Hirschman and GraphOn are entering into an additional Unit Subscription Agreement providing for the purchase by Hirschman and other investors of an aggregate of 120,000 shares of Series A Participating Convertible Preferred Stock of GraphOn and 5-year warrants, exercisable to purchase an aggregate of 60,000 shares of Series B Participating Convertible Preferred Stock of GraphOn, with all such securities sold pursuant thereto potentially convertible or exchangeable into common stock of GraphOn (such transaction, together with related agreements and documents entered into in connection therewith, the "Subsequent Offering"); and

      WHEREAS, in light of the Subsequent Offering and the mutually beneficial, significant financial relationship between Hirschman and GraphOn, the parties hereto wish to extend the term of the Agreement.

      NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

      1. Extension of Term. Section 3 of the Agreement is hereby amended to provide for a term expiring on the third anniversary of the closing of the Subsequent Offering.

      2. Effect Upon Agreement. (a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement as amended hereby.

           (b) Except as explicitly amended as set forth in this Amendment, the terms and provisions of the Agreement shall continue in full force and effect and are hereby ratified and confirmed.

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      3. Counterparts. This Amendment may be executed in a number of counterparts, any of which together shall for all purposes constitute one Amendment, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.




                               /s/ Orin Hirschman
                               ------------------
                               ORIN HIRSCHMAN



                               GRAPHON CORPORATION

                               By: /s/ William Swain
                               ----------------------
                               Name: William Swain
                               Title: Chief Financial Officer